iShares U.S. ETF Trust
Supplement dated October 9, 2026
to the currently effective Summary Prospectus, Prospectus and
Statement of Additional Information (the “SAI”)
for the iShares Strategic Metals ETF (ISTM) (the “Fund”)
Change in the Fund’s “Summary of Principal Risks”
The section of the Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is amended to delete the paragraph entitled “Non‑Diversification Risk”.
Change in the Fund’s “Additional Information About the Funds’ Risks”
In the table starting on page 2 of the Prospectus, the “Non‑Diversification Risk” row is deleted. On page 10, “Non‑Diversification Risk” is deleted in its entirety.
Change in the Fund’s “Investment Strategies and Risks”
In the section of the Fund’s SAI entitled, “Investment Strategies and Risks,” the “Diversification Status” sub‑section starting on page 4 is deleted in its entirety and replaced with the following:
Diversification Status. The Fund is classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non‑diversified without shareholder approval.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS‑A‑ISTM‑1026

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